Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Exhibit 10.6

NINTH AMENDMENT
TO
AMENDED AND RESTATED
BOVINE VACCINE DISTRIBUTION AGREEMENT

This Ninth Amendment ("Ninth Amendment") is entered into as of the 24th day of October 2013 ("Effective Date") by and between DIAMOND ANIMAL HEALTH, INC., d/b/a HESKA DES MOINES, an Iowa corporation with offices at 2538 Southeast 43rd Street, Des Moines, Iowa 50317 ("Diamond") and AGRI LABORATORIES, LTD., a Delaware corporation, with offices at 20927 State Route K, St. Joseph, Missouri 64505 ("Distributor") as an amendment to that certain Amended and Restated Bovine Vaccine Distribution Agreement dated as of September 30, 2002 between Diamond and Distributor (the "Original Agreement"), as amended by that certain First Amendment dated as of September 20, 2004 (the "First Amendment") that certain Second Amendment dated as of December 10, 2004 (the "Second Amendment")  that certain Third Amendment dated as of May 26, 2006 (the "Third Amendment") that certain Fourth Amendment dated as of November 16, 2007 (the "Fourth Amendment") that certain Fifth Amendment dated as of December 23, 2010 (the “Fifth Amendment”) that certain Sixth Amendment dated as of July 25, 2011 (the Sixth Amendment”) that certain Seventh Amendment dated as of February 1, 2013 (“the Seventh Amendment”) and that certain Eighth Amendment dated August 20, 2013 (“the Eighth Amendment”) (collectively, the "Agreement").

WHEREAS, Diamond and Distributor are parties to the Agreement providing for the distribution of certain bovine antigens; and

WHEREAS, Diamond and Distributor desire to amend the Agreement on the terms and conditions of this Ninth Amendment.

 Exhibit B, attached hereto, shall hereby revise and update the pricing of Exhibit B as stated in the Fifth Amendment to the Original Agreement.

Notwithstanding any provision of the Agreement to the contrary, this Ninth Amendment shall be publicly available information for SEC filing, press release and other discussion purposes; provided, the parties shall agree to a draft of the Ninth Amendment (the “Redacted Version”) including highlighted items which shall be redacted from any initial SEC filing and shall be deemed Confidential Information under Section 13.05 of the Agreement.  If the parties do not mutually agree on the Redacted Version within thirty (30) days after the Effective Date, this Ninth Amendment shall be null and void.

 This Ninth Amendment is hereby incorporated by reference into the Agreement as if fully set forth therein, the Agreement as amended by this Ninth Amendment shall continue in full force and effect following execution and delivery hereof, and references to the term "Agreement" shall include this Ninth Amendment.  In the event of any conflict between the terms and conditions of the Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment and this Ninth Amendment, the terms and conditions of this Ninth Amendment shall control.

IN WITNESS WHEREOF, the parties have caused this Ninth Amendment be executed by their duly authorized representatives as of the date first written above.

DIAMOND ANIMAL HEALTH, INC.
d/b/a Heska Des Moines

By:           /s/ Laurie Peterson
Its:           VP, Technical Operations and
General Manager, Heska Des Moines

AGRI LABORATORIES, LTD.

By:           /s/ Steve Schram
Its:           CEO/President

 Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Exhibit B

Combination Product Doses and Pricing for Finished Products

Combination Product Doses and Pricing

Titanium 5 + PHM Product Pricing - 2014

[***]                          Titanium 5 + PHM (10 ds)                                                  [***]
  [***]                          Titanium 5 + PHM (50 ds)                                                  [***]

Set up charge to divide any Minimum Order Quantity into more than one private label batch: [***]
for each batch after the first batch.

DIAMOND ANIMAL HEALTH, INC.		AGRI LABORATORIES, INC.

By:	/s/ Laurie E. Peterson	By:	/s/ Steve Schram

Name:	Laurie E. Peterson	Name:	Steve Schram

Title:	VP, General Manager	Title:	CEO

Date:	10-17-13	Date:	10/24/13